UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009

Ingram Micro Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place, Santa Ana, CA 92705
(Address of Principal Executive Offices and Zip Code)

(714) 566-1000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 5, 2009, members of Ingram Micro Inc’s executive team are scheduled to present at the Ingram Micro Investor and Analyst Day at the company’s headquarters in Santa Ana, California.  A copy of one of the presentations is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information furnished under this Item 7.01 is not to be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of our public disclosure in the United States or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated November 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
Date:	November 5, 2009	By:	/s/ Larry C. Boyd
			Name:	Larry C. Boyd
			Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated November 5, 2009.